EXHIBIT 99.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

          I, Timothy A. Dawson, Senior Vice President and Chief Financial Officer of Mississippi Chemical Corporation (the "Company") hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 (the "Act"), that based on my knowledge:

          1.          The Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2002 (the "Report"), dated February 14, 2003, and filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated February 14, 2003

                                                                                /s/ Timothy A. Dawson

                                                                                Timothy A. Dawson

                                                                                Senior Vice President and

                                                                                Chief Financial Officer

          The foregoing Certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise.